SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   AUGUST 13, 2002
                                                         ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
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           Exhibits

99.1       Media release, dated August 13, 2002.

The full text of the Media Release is attached to this report as Exhibit 99.1.

ITEM 9.    REGULATION FD DISCLOSURE.
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On August 13, 2002, NTL Incorporated issued a media release inviting the investment community to its 2nd Quarter 2002 Financial Results conference call on August 14, 2002 at 8:30 am EDT and 1:30 pm UK Time.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NTL INCORPORATED
                                        (Registrant)


                                        By: /s/  Richard J. Lubasch
                                        ---------------------------------
                                        Name:  Richard J. Lubasch
                                        Title: Executive Vice President -
                                                General Counsel

Dated: August 13, 2002

                                  EXHIBIT INDEX
                                 -------------

Exhibit
-------

99.1    Media release, dated August 13, 2002

                                                                  Exhibit 99.1


              NTL INCORPORATED (OTC BB: NTLD; Nasdaq Europe: NTLI)
                        INVITES THE INVESTMENT COMMUNITY
            TO ITS 2nd QUARTER 2002 FINANCIAL RESULTS CONFERENCE CALL

            On Wednesday 14th August at 8:30 AM ET (1:30 PM UK time)

                               BARCLAY KNAPP, CEO
                    AND MEMBERS OF THE SENIOR MANAGEMENT TEAM
          WILL DISCUSS NTL'S FINANCIAL RESULTS FOR THE 2nd QUARTER 2002

                CONFERENCE CALL FACILITY DETAILS ARE AS FOLLOWS:

                     UK ONLY Dial-in Number: 1-706-679-0574
     U.S./Other International Dial-In Number: 1-877-505-5130/1-706-679-8597

      The  replay will be available for one week beginning approximately two hours after the end of the call until Wednesday 21st August
                        The dial-in number is as follows:
                   U.S. Replay Dial-in Number: 1-800-642-1687
                   No International Replay Number is available
                             Conference ID: 5210207

      Due to regulatory restrictions, only certain callers from the UK (as listed in the notes below) may participate in the conference call.

                                    NTL LOGO

BY DIALING INTO THE CONFERENCE CALL, A CALLER FROM THE UK IS DEEMED TO WARRANT THAT HE FALLS WITHIN ONE OF THE FOLLOWING CATEGORIES:

(1) STOCKHOLDERS AND CREDITORS (INCLUDING HOLDERS OF DEBT SECURITIES) OF NTL/AN NTL GROUP COMPANY;

(2) INVESTMENT PROFESSIONALS - I.E. FIRMS AUTHORISED UNDER THE FINANCIAL SERVICES AND MARKETS ACT 2000;

(3) FINANCIAL JOURNALISTS;

OR A DIRECTOR, OFFICER OR AN EMPLOYEE OF ONE OF THE ABOVE.


CONTACTS:

U.S.                                    U.K.
Media:                                  Media:
  Steve Lipin                             Alison Kirkwood
  Brunswick Group                         44-125 675 2662
  212-333-3810
Analysts:                               Analysts:
  John Gregg                              Virginia Ramsden
  212-906-8446
  44-207-746-6826
  Bret Richter
  212-906-8447
  Tamar Gerber
  212-906-8440